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                                                             EXHIBIT 10(S)

                               THIRD AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of June __, 1999, among MULTIGRAPHICS, INC. f/k/a AM INTERNATIONAL, INC., a Delaware corporation ("Multigraphics"), PUBLISHING SOLUTIONS INC., an Ohio corporation ("PSI") and FOOTHILL CAPITAL CORPORATION ("Lender").

                  WHEREAS, Multigraphics, PSI and Lender are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 19, 1998, which has previously been amended pursuant to a certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 1998 and a certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of April __, 1999 (as amended, the "Loan Agreement"); and

                  WHEREAS, Multigraphics and PSI (collectively, "Borrowers") have requested that Lender amend various provisions of the Loan Agreement, and Lender has agreed to do so subject to the terms and conditions contained herein;

                  NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.       AMENDMENTS TO LOAN AGREEMENT.

(a) SECTION 2.1(a). Clause (x) of the definition of the term "Borrowing Base" with respect to Multigraphics, contained in Section 2.1(a) of the Loan Agreement, is hereby amended and restated in its entirety, as follows:

                           "(x) the LESSER of (i) up to 85% of the sum of
                  Eligible Trade Accounts of Multigraphics and Eligible Service Accounts of Multigraphics, LESS the amount, if any, of the Dilution Reserve relating to Multigraphics, and (ii) an amount equal to Multigraphics' Collections with respect to Accounts for the immediately preceding 90 day period, PLUS"

(b) SECTION 2.1(a). Clause (x) of the definition of the term "Borrowing Base" with respect to PSI, contained in Section 2.1(a) of the Loan Agreement, is hereby amended and restated in its entirety, as follows:

                           "(x) the LESSER of (i) up to 85% of the sum of
                  Eligible Trade


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                  Accounts of PSI and Eligible Service Accounts of PSI, LESS
                  the amount, if any, of the Dilution Reserve relating to PSI, and (ii) an amount equal to PSI's Collections with respect to Accounts for the immediately preceding 90 day period, PLUS"

3. RATIFICATION AND EFFECTIVENESS. This Amendment shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Upon proper execution by Borrowers and Lender, this Amendment shall be deemed to be effective. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4.       MISCELLANEOUS.

(a) WARRANTIES AND ABSENCE OF DEFAULTS. In order to induce Lender to enter into this Amendment, each Borrower hereby warrants to Lender, as of the date hereof, that:

         (i) The warranties of each Borrower contained in the Loan Agreement, as herein amended, are true and correct as of the date hereof as if made on the date hereof.

         (ii) All information, reports and other papers and data heretofore furnished to Lender by either Borrower in connection with this Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Lender true and accurate knowledge of the subject matter thereof. Each Borrower has disclosed to Lender every fact of which it is aware which would reasonably be expected to materially and adversely affect the business, operations or financial condition of either Borrower or the ability of either Borrower to perform its obligations under this Amendment, the Loan Agreement or under any of the other Loan Documents. None of the information furnished to Lender by or on behalf of either Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

         (iii) No Event of Default or event which, with giving of notice or the passage of time, or both would become an Event of Default, exists as of the date hereof.

(b) EXPENSES. Borrowers jointly and severally agree to pay on demand all costs and expenses of Lender (including the reasonable fees and expenses of outside counsel for Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrowers jointly and severally agree to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations

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         provided in this SECTION 4(b) shall survive any termination of this
         Amendment and the Loan Agreement as amended hereby.

(c) GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of California.

(d) COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(e) REFERENCE TO LOAN AGREEMENT. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(f) SUCCESSORS. This Amendment shall be binding upon each Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of each Borrower, Lender and their respective successors and assigns.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.


                                                MULTIGRAPHICS, INC. f/k/a
                                                AM INTERNATIONAL, INC.

                                                By /s/ Gregory T. Knipp
                                                  -----------------------------
                                                Its Vice President and CFO
                                                   ----------------------------

                                                PUBLISHING SOLUTIONS INC.


                                                By /s/ Gregory T. Knipp
                                                  -----------------------------
                                                Its Vice President and CFO
                                                   ----------------------------

                                                FOOTHILL CAPITAL CORPORATION


                                                By  /s/ Peter G. Drooff
                                                  -----------------------------
                                                Its Vice President
                                                   ----------------------------

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